UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

SPECIALTY UNDERWRITERS' ALLIANCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50891 (Commission File Number)	20-0432760 (IRS Employer Identification No.)

222 South Riverside Plaza
Chicago, Illinois 60606
(Address of Principal Executive Offices) (Zip Code)

(888) 782-4672
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)     Election of New Director

As previously disclosed in Specialty Underwriters’ Alliance, Inc.’s (the “Company”) Form 8-K filed on February 15, 2005, the board of directors of the Company elected Paul A. Philp as a member to the board of directors.

On February 28, 2005, the Board appointed Paul A. Philp as a member of each of the Compensation Committee and the Nominating and Corporate Governance Committee of the Company.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2005

SPECIALTY UNDERWRITERS' ALLIANCE, INC. By: Courtney C. Smith President and Chief Executive Officer